SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 2002
                                                           -------------

                                  HAUSER, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-17174                84-0926801
     ------------------              ----------------          ------------
(State or other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                    Number)            Identification No.)

        20710 S. Alameda Street
       Long Beach, CA 90810-1107                                         90810
      ---------------------------                                        -----
(Address of principal executive offices)                                Zip Code


Registrant's telephone number, including area code:     (310) 637-9566
                                                        --------------

Former address:                                         5555 Airport Boulevard
                                                        Boulder, Colorado  80301
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Item 5. Other Events.

     In April and June 2002, Hauser, Inc. (the "Company") defaulted under the Company's Amended and Restated Credit Agreement (the "Amended Credit Facility"), which it entered into with Wells Fargo Bank, N.A. ("Wells Fargo") on December 7, 2001, and which provided for a $10,750,000 revolving credit. The defaults occurred because the Company failed to make $1.9 million of a $3.0 million payment on April 30, 2002, as required by the $7,804,438 term note, and was not in compliance with its cash flow covenant for the quarter ending June 30, 2002.

     On June 25, 2002, in consideration of a waiver by Wells Fargo of these events of default, the Company amended the terms of the Amended Credit Facility (the "Amendment"). Pursuant to the Amendment, both the term note and the revolving line of credit will mature on August 31, 2002. Specifically, the Amendment extends the maturity date of the term note from June 30, 2002 to August 31, 2002 and amends the maturity date of the revolving line of credit from August 31, 2003 to August 31, 2002. The Company is engaged in discussions, including regarding the sale of the Shuster Laboratories division of Hauser Technical Services, Inc., a wholly owned subsidiary of the Company, which could result in the Company obtaining funds to pay the outstanding loans to Wells Fargo in August 2002 and permit the Company to obtain a new line of credit to finance operations. There can be no assurance that the requisite funds will be obtained. Arthur Andersen LLP, auditors for the Company, has issued a modified opinion in connection with the audit of the fiscal year March 31, 2002, which states that there is a substantial doubt about the ability of the Company to continue as a going concern.

Item 7. Financial Statements and Exhibits.

     10.1 Waiver and Amendment to Amended and Restated Credit Agreement, dated as of June 25, 2002, by and among Hauser, Inc., Hauser Technical Services, Inc., Botanicals International Extracts, Inc., Zetapharm, Inc. and Wells Fargo Bank, N.A.

     10.2      Term Note, dated June 25, 2002.

     10.3      Revolving Credit Note, dated June 25, 2002.

     The exhibits required to be filed by Item 601 of Regulation S-K are incorporated herein by reference to the Exhibit Index of this Report.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAUSER, INC.

Dated: July 1, 2002                     By: /s/  Kenneth C. Cleveland
                                            ------------------------------
                                            Name:  Kenneth C. Cleveland
                                            Title: President and Chief Executive
                                                   Officer



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                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

10.1 Waiver and Amendment to Amended and Restated Credit Agreement, dated as of June 25, 2002, by and among Hauser, Inc., Hauser Technical Services, Inc., Botanicals International Extracts, Inc., Zetapharm, Inc. and Wells Fargo Bank, N.A.

10.2           Term Note, dated June 25, 2002.

10.3           Revolving Credit Note, dated June 25, 2002.